PFM MULTI-MANAGER SERIES TRUST

 (the “Trust”)

Supplement dated December 14, 2021

to the Trust’s Summary Prospectus, Prospectus and Statement of Additional Information

each dated January 28, 2021

This supplement provides new and additional information to the summary prospectus, prospectus and statement of additional information, each dated January 28, 2021. You can find the summary prospectus, prospectus and the statement of additional information, as well as other information about the PFM Multi-Manager International Equity Fund, online at mmst.pfmam.com and may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

On September 28, 2021, the Board of Trustees of the Trust approved a subadvisory agreement for the PFM Multi-Manager International Equity Fund (the “Fund”) with a new sub-adviser, Ninety One North America, Inc. (“Ninety One”) (the “Agreement”), which Agreement became effective as of December 7, 2021.

Effective November 9, 2021, Lazard Asset Management LLC (“Lazard”) will no longer serve as a sub-adviser to the Fund. Accordingly, all references to Lazard as a sub-adviser to the Fund are hereby removed from the Summary Prospectus, Prospectus and Statement of Additional Information.

The following information is added to the list of sub-advisers for the Fund under the heading “Sub-Advisers” on page 18 of the prospectus:

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:
Ninety One North America, Inc.	Ian Vose	2021

The following information is added to the chart in the Management section under the heading “Sub-Advisers” on page 44 of the prospectus:

Fund	Sub-Adviser	Strategy	Sub-Adviser Since
PFM Multi-Manager International Equity Fund	Ninety One North America, Inc. 65 East 55th Street, 30th Floor New York, New York 10022	4Factor International Dynamic Equity	2021

The following information is added to the “Portfolio Managers” section beginning on page 45 of the prospectus:

Ninety One North America, Inc. (“Ninety One”)

Ian is the co-portfolio manager for the Global Dynamic Equity strategy and portfolio manager for the International Dynamic Equity Strategy in the 4Factor team at Ninety One since 2010.

Ian joined Ninety One from Scottish Widows Investment Partnership (SWIP), where he was most recently head of developed equities with responsibility for Global, EAFE, US and Japan performance managing a team of 15 investment professionals.

Ian previously worked at Allianz Global Investors (RCM) where he was chief investment officer for International Equities. Previous roles include that of director at Dresdner RCM UK, where he was Co-Head of European research, and CIO at GFM International. Ian graduated from Queen’s College, Oxford, with a Master’s degree in Biochemistry. He is a Fellow of the CISI.

The following information is added to the “Investment Sub-Advisers” section beginning on page 63 of the statement of additional information:

Fund	Sub-Advisers
PFM Multi-Manager International Equity Fund	Ninety One North America, Inc.

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022 serves as a Subadvisor to the PFM Multi-Manager International Equity Fund. Ninety One is a wholly-owned indirect subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges Ninety One is registered as an investment adviser under the Advisers Act. Ninety One had approximately $32.93 billion in total assets under management as of September 30, 2021.

The following information is added to the “Additional Portfolio Manager Information” section beginning on page 68 of the statement of additional information:

Ninety One North America, Inc. (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ian Vose	0	$0	4	$1,109	6	$1,747

The following information is added to the “Material Conflicts of Interest” section beginning on page 72 of the statement of additional information:

NINETY ONE NORTH AMERICA, INC.

Sub-Adviser to the International Equity Fund

Ninety One performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.

To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat all of its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients. Mr. Vose manages multiple accounts for Ninety One, including the Fund. In addition, Mr. Vose serves as portfolio manager of certain private investment funds and client accounts that are managed by affiliates of Ninety One. As such, Mr. Vose will not devote his full business time to the Fund, but will devote such time as he, in his sole discretion, deems necessary to carry out his role effectively. Mr. Vose will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that he believes is applicable to such accounts.

Mr. Vose may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Mr. Vose may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests. In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the Ninety One’s code of ethics.

The following information is added to the “Portfolio Manager Compensation Structure and Methods” section beginning on page 90 of the statement of additional information:

Ninety One North America, Inc. (International Equity Fund): The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio manager who is primarily responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio is Ian Vose.

Compensation. The remuneration structure for investment professionals typically consists of:

•        Fixed pay and pension contributions (where applicable);

•        Discretionary variable compensation (which may comprise both cash and deferred elements); and

•        Other local employee benefits.

Fixed remuneration is reviewed annually and is designed to reflect the relative skills and experience of, and contribution made, by each employee. We always seek to recruit the best investment professionals available and remunerate them accordingly.

The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given Ninety One business is oriented towards meeting the long-term objectives of Ninety One clients, there are not significant fluctuations in profit levels (and therefore bonus pools) year on year. All investment professionals are currently eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness. Participation in the deferred bonus scheme is determined on an annual basis at our discretion based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees, provide better alignment of the interests with both clients and Ninety One, and to manage potential, currently unknown, future risks.

The deferred bonus awards are made in the form of a combination of investments into:

•         Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and

•         Listed shares in Ninety One (normally allocations of at least 25%).

The deferral period is just over 3 years and awards are only paid out under specific conditions. Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.

The following information is added to the “Disclosure of Securities Ownership” section beginning on page 95 of the statement of additional information:

Portfolio Manager	Name of Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Ian Vose	PFM Multi-Manager International Equity Fund	None

The following information is added to Appendix B:

NINETY ONE NORTH AMERICA, INC.

Proxy Voting Policies

Our approach to proxy voting guidelines

Ninety One recognises that local best practice codes may differ: although our proxy voting guidelines apply globally, we recognise regional differences. In markets where the codes are still evolving and not yet fully aligned with global best practice, we take this into account. In these markets, we aim to engage actively with policy makers, regulators and stock exchanges, together with other global and local investors, to address the more critical potential shortcomings. Furthermore, we consider the size and maturity of each individual business, and if deemed appropriate, we may take a more pragmatic approach while remaining actively engaged.

The overall proxy voting guidelines rest within our broader stewardship policy framework. They focus on the following five principles whereby Ninety One:

1.	Will disclose how it discharges its stewardship duties through publicly available policies and reporting.
2.	Will address the internal governance of effective stewardship, including conflicts of interest and potential obstacles.
3.	Will support a long-term investment perspective by integrating, engaging, escalating and monitoring material Environmental, Social and Governance (ESG) issues.
4.	Will exercise its ownership rights responsibly, including engagement and voting rights.
5.	Is, where appropriate, willing to act alongside other investors.

The voting guidelines in this document apply across all our holdings as allowed by legal arrangements. Some clients may have their own policy which differs from that of Ninety One. In this situation, clients are expected to opt out of Ninety One’s stewardship policy, so that an alternative system can be put in place that accommodates the client’s own guidelines.

Ninety One publicly discloses its voting decisions on a quarterly basis on our website.

(www.ninetyone.com/en/investment-expertise/stewardship/proxy-voting-results)

Proxy voting process

We believe that effective shareholder rights are the cornerstone of ownership rights. To be effective, we believe the following are key:

One vote for one share. There should be one vote for one share, since this aligns shareholders’ voting rights with their economic exposure. As such, we defend the equitable treatment of all shareholders, especially minority shareholders. Where different share classes exist, one class should not have superior voting rights with respect to matters that affect the capital of other share classes.

Timely provision of information. A company’s board must ensure the timely release of all material information pertaining to voting issues. While different jurisdictions may vary in terms of record dates and timeframes, we believe that the relevant cut- off dates should allow sufficient time for all shareholders to consider the decision at hand. Critically, the timeframe should allow us to communicate with clients when necessary and carry out engagements where appropriate. Thus, we will actively oppose any resolutions clearly intended to acquire shareholder consent by default through not allowing adequate time for shareholders to consider matters.

Easy access to voting. We support voting by way of a poll and believe that votes which ask for a ‘show of hands’ disenfranchise proxy shareholders and those not present at the meeting. We view this as an abrogation of shareholders’ rights. We support the introduction of electronic voting in all markets and the removal of paper and fax-based voting. Moreover, where appropriate we will support the introduction of real-time shareholder meetings, where questions can be publicly raised through web-based links, so long as these arrangements do not remove the opportunity for shareholders to attend in person.

Clear record taking. We believe that all issues raised at shareholder meetings should be clearly recorded in detailed minutes and placed on public record. This includes the prompt online disclosure of vote outcomes, as a percentage of votes cast, and on a per-resolution basis.

The diagram overleaf shows how Ninety One executes the proxy voting process. Note that Ninety One does not outsource the voting decision to any third party, as we carry out the decision and execution of the vote in house. We use an external proxy research service provider to produce tailored reports. These reports include vote recommendations (not instructions) that arise from applying Ninety One’s voting guidelines.

The vote decision is then reached by the relevant investment teams in accordance with the investment philosophy, supported by the Engagement and Voting team. Although highly unusual, investment teams may occasionally vote differently from one another based on their unique strategies. The votes are subsequently instructed electronically via the proxy research service provider’s voting platform.

Proxy voting approach

Proxy voting is intended to act as an additional mechanism to catalyse change and reflect the ongoing engagements that the investment teams will be having with companies. We will give management and boards time to adequately respond to our questions before voting on critical issues.

Conflicts of interest

Ninety One is committed as a fiduciary to its clients. As such, it will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. Importantly, Ninety One will observe and enforce all ‘ethics walls’ between itself and various other operating subsidiaries of the Ninety One Group of Companies (the Group).

Ninety One has a firm-wide conflicts of interest policy as well as a separate conflict of interest committee that manages the broader remit of potential conflicts across the business. Proxy voting related conflict-of-interest considerations are addressed in this document, which also addresses listed director nominations, the engagement process and fundamental transactions. Specifically, the key areas where conflicts of interest could arise include:

1.	Proxy voting: Ninety One has established processes to manage potential conflict-of-interest issues through the voting process. These conflicts can vary in nature and we respond to each case individually, following a strict process. In some instances, we would refrain from taking the voting decision ourselves and instead defer the decision to our clients. An example would be voting on holdings in listed Ninety One-managed funds and Ninety One Plc/Ltd. If underlying owners express a vote decision, the Engagement and Voting team will instruct it on the voting platform. If they decline to do so, Ninety One will cast a ‘do not vote’ at the meeting. Other, less severe conflict-of-interest risks could be instances of Ninety One board members, Ninety One senior employees and/or client senior employees serving on the boards of other publicly listed companies. To manage this, the Engagement and Voting team has put in place an internal regularly updated map of board memberships. This enables conflicted meetings to be flagged early. In these cases, the relevant portfolio manager is notified of the conflict and the normal voting process applies, including escalation to the Ninety One Investment Governance Committee, when appropriate. Some perceived conflicts of interest may be less controversial and may involve voting at a clients’ AGM etc. In this situation, portfolio managers notify the Engagement and Voting team and normal voting applies.
2.	Fundamental transactions: From time to time Ninety One and its clients may become involved on both sides of a fundamental transaction. In such cases, Ninety One will seek to ensure that all appropriate factors are considered prior to any transaction or recommendation taking place. If necessary, we will engage directly with our clients to determine an appropriate course of action.
3.	Nominating directors: Ninety One will endeavour to nominate candidates that it objectively considers to be independent of Ninety One. Should Ninety One deem it necessary to nominate a candidate that is in any way affiliated to itself or its parent company, it will ensure that the candidate is not presented with any conflicts of interest that may impact their ability to fulfil their responsibilities as a director, or as an employee of Ninety One.
4.	Engagement: In theory, there is a risk that Ninety One could favour some companies in the engagement process where the Group, or Ninety One, has a prior relationship and so would be failing in its duty to treat all its clients equally. To mitigate against such a risk, Ninety One has established a governance structure to ensure that these situations are appropriately identified and managed.

Reporting to clients

Ninety One fully supports clients that take an active interest in fulfilling their ownership responsibilities. While reporting will be customised to meet specific requirements, we intend to ensure that clients are kept well informed, on a timely basis, as to how we are fulfilling ownership responsibilities on their behalf. In addition to client reporting, we also provide quarterly disclosure of our votes on the Ninety One website.

Ninety One governance structure for effective stewardship

The Ninety One Sustainability Committee (NOSC) is the custodian of Ninety One’s approach to stewardship. The NOSC comprises Ninety One’s CEO, Deputy CEOs, Co-CIOs, senior members of the investment teams and key members of its Stewardship and Governance team.

The NOSC is responsible for:

1.	The annual review of Ninety One’s approach to stewardship.
2.	The review and updating of Ninety One’s proxy voting guidelines.
3.	Acting as the ultimate authority for any direct engagement undertaken by Ninety One on behalf of its clients.
4.	Being the final arbiter of any disputes or differences of opinion with respect to possible votes or engagements.
5.	Any other activities related to overall philosophy, approach and execution of the stewardship of clients’ assets.

Proxy Voting Guidelines

Ninety One has organised its assessment of corporate governance related matters under four broad areas:

1	2	3	4	5
Leadership	Alignment with	Climate	Protecting	Audit
and strategic control	the long term	change	client capital	and disclosure

1	Leadership and strategic control

The board and its directors

The board determines the strategic direction of the company, taking into account the interests of the company and all its stakeholders. The board bears ultimate responsibility for the long-term sustainable success of the company.

Although board structures vary across countries, Ninety One expects boards to:

—	Be sufficiently independent, so as to protect all shareholders’ interests.
—	Have adequate executive representation, so as to provide significant operational insight.
—	Provide strong and diverse oversight, underpinned by a variety of skills and experiences that replicate the business’s key features and geographies.
—	Maintain an optimal board size, with appropriate board refreshment, succession plans, and correct attendance to find the right balance between fresh perspectives and company history.

We believe directors should stand for re-election regularly, and that there should be clear and detailed disclosures of a director’s background. These should be made available to shareholders to facilitate assessment of their suitability.

We expect a board to include a sufficient number of independent directors. Some common obstacles to independence include:

—	Founder status.
—	Family relations with senior executives or founders.
—	Excessive tenure.
—	Having served as an executive in the previous five years.
—	Having business relationships with the company or its executives.
—	A shareholding in the company of over 10% of the issued share capital.

Interlocking directorships

The chair leads the board and is responsible for its overall effectiveness in directing the company. Should the company be large and complex in nature, or the chairperson not be independent, Ninety One would require a suitably experienced and senior board member to be appointed as the Lead/Senior Independent Director (LID/SID). The LID should be able to engage independently with owners on governance-related issues. The LID should also assume key governance responsibilities, including the supervision of the annual evaluation of the chairperson. The LID should also handle specific issues relating to conflicts of interest of board members, should the chairperson not be independent. We consider a combined chairperson and CEO role to be a governance risk.

The voting guidelines arising from the above are:

—	Unless there is a particular context and explanation we may not support the (re)-election of the chairperson where:
—	They are considered to be not independent.
—	They are the former CEO.
—	There has been a clear failure to conduct periodic reviews of the performance of the board.
—	They have repeatedly refused to adhere to reasonable disclosure requests.
—	There has been disregard for the interests of stakeholders, the environmental and social impacts.
—	There is a lack of succession planning and there is no engagement on the topic.
—	Shareholder rights and the ability to communicate with the board have been impaired.
—	There are persistent and unaddressed governance failures that pose a material risk, unless the board has provided a strong rationale.
—	We may vote against a combined chair and CEO board structure, although we will consider all circumstances, including duration of appointment, the potential concentration of power and explicit disclosures on how conflicts of interest have been managed.
—	We may not support non-independent directors where the overall board balance is not majority independent or does not at least meet the local market requirements.
—	We generally accept proportional representation of shareholdings on the board, so long as minority shareholders’ interests are respected.
—	We will, in the first instance, focus on non-independent non-executive directors who also serve as key committee members when the overall board is not majority independent.
—	Where executive directors sit as committee members, we may vote against the executive directors.
—	We may vote against directors, including the chairperson, if, from a sustainability point of view, there are unmitigated risks, poor disclosure, incidents and failure to appropriately manage and anticipate environmental and social risks which have resulted in the destruction of shareholder value.
—	We may vote against the re-election of any director who has not attended 75% of the total number of board and relevant committee meetings in the period since they were last elected to the board, unless an appropriate explanation has been provided.
—	We may vote against directors who, due to having accumulated multiple board roles at other publicly listed companies or large unlisted companies, run the risk of not being able to properly discharge their fiduciary duties. We will look at the number of external roles, the roles themselves, and the market capitalisation of the companies concerned.
—	We prefer boards that are adequately sized and may vote against certain directors if we consider the board to be too large and unwieldly.
—	Ninety One expects timely disclosure of names and biographical details of all nominees. We may vote against candidates where such information is not disclosed.
—	As a general principle, we do not support bundled directors’ elections, although we will be guided by regional best practice.
—	We do not support proposals that remove directors from being re-elected by either a clean slate (100% of the board) or by rotation (usually 33% per year).
—	We do not generally support the election of alternate directors.

Board committees

We expect the audit, remuneration and nomination committees to comprise non-executive directors only and be chaired by an independent non-executive director. We may vote against non-independent directors when the structures below are not in place, or when the discharge of duties by each of the committees does not meet the principles we expect companies to uphold.

The audit committee has a crucial role in safeguarding investors’ interests, as it is responsible for the integrity of the financial statements, risk management and auditor appointment. Given this key role, we expect audit committees to comprise independent non-executive directors only. It should comprise a minimum of three members with at least one with recent and relevant financial expertise.

The remuneration committee is responsible for designing and implementing the remuneration scheme for the company’s executive directors and senior management. In this capacity it should have knowledge of pay structures across the organisation, including that of the CEO, as well as being aware of the gender-pay-gap ratio and other relevant diversity factors. We expect remuneration committees to be fully independent where called for by market practice. We prefer at least some remuneration committee members to be, or have been, remuneration committee members at other publicly listed companies or have similar experience.

The nomination committee is responsible for ensuring that the board comprises directors with a good range of relevant skills, knowledge and that collectively they represent diversity. It is tasked with designing and implementing robust board evaluation and succession-planning policies. We expect nomination committees to be majority independent.

—	We may vote against the chair of the nomination committee if, after engagement, there is a failure to ensure appropriate diversity on the Board including for example ethnicity and gender.
—	We may vote against the nomination committee chairperson or the board chairperson in cases where we believe that the necessary skills/diversity are lacking on the board.
—	We may vote against the nomination committee chairperson or board chairperson in cases where there is no indication that proper and ongoing board assessments and succession planning are taking place.

2	Alignment with the long term: remuneration and sustainability

Ninety One recognises the importance of long-term alignment and looks at it from two main perspectives: (i) alignment of remuneration with the creation of long-term sustainable value; and (ii) stakeholder relations and the governance system’s ability to understand, monitor and mitigate any social, ethical and environmental issue risks.

We believe that long-term environmental and societal sustainability considerations should be part of a board’s long-term oversight and should be reported to stakeholders in an annual report using leading global reporting initiatives such as the GRI (Global Reporting Initiative). The direct implications of a business’s operations on the supply chain and the impact of its products and services on both society and the environment should be carefully considered. In our engagement with boards and in our governance assessments, we may assess the board’s performance in this respect. We may vote against directors when we believe long-term sustainability considerations are not being adequately addressed.

Where appropriate, we will also work with policy makers and advocacy groups on these matters.

Ninety One expects remuneration schemes to be aligned with shareholders’ interests, and promote the long-term success of the company. We also expect the remuneration committee to be able to justify pay structures and levels in relation to three main criteria: market practice, sector practice and the company’s performance.

The hard-governance remuneration principle that Ninety One considers across all geographies is the existence of a strong and identifiable link between pay and performance. We therefore expect executive directors’ actual pay-outs to mirror shareholders’ experience and the company’s disclosure to be substantial and substantive enough for such an assessment to take place.

The voting guidelines arising from the above include:

—	We may vote against remuneration resolutions where there is insufficient disclosure to assess the schemes, and/or where existing disclosure does not follow the regulatory guidelines of the relevant jurisdiction:

—	We place special emphasis on clear and meaningful performance metrics and targets, which should be linked to the company’s strategy and include stretching vesting levels.
—	The lowering of targets may only be accepted in exceptional circumstances.
—	We prefer schemes with several performance metrics and these should be relative, and under the effective control of the executive directors.
—	We require a minimum performance period of three years and favour schemes with a subsequent vesting period.
—	We require malus and clawback provisions to be in place.

—	We may vote against remuneration resolutions if we are concerned about pay outcomes and not all the members of the remuneration committee are independent.
—	We may vote against remuneration resolutions where there is not a healthy balance between fixed and variable pay and, within the latter, a relevant split between short and long-term compensation.
—	We will consider not only maximum pay-outs allowed under the policy, but also year-on-year granted amounts. We will consider this in the context of the company’s size, sector, maturity and previous pay history.
—	Remuneration committees should have the ability to exercise discretion within the boundaries of applicable employment laws and regulation. However, discretion should be exercised with caution and its use publicly justified.
—	We may vote against untoward salary increases without appropriate justification, and excessive pension arrangements. We will vote against proposals that include variable pay within pension entitlement or where pension arrangements are not aligned with the broader workforce. We may vote against increases that are triggered entirely by benchmarking exercises.
—	We will vote against plans that can be materially amended without shareholder approval.
—	We do not support retrospective/inflight amendments to incentive schemes, nor the repricing of options, except in exceptional circumstances when not doing so may result in the interests of management and shareholders not being aligned.
—	We do not support transaction bonuses.
—	We expect dilution levels to be kept to a minimum.
—	On recruitment, we expect companies to pay no more than is strictly necessary. If buy-out awards are agreed, we expect like-for-like structures together with an explanation of the link between pay and performance in the old and new schemes. We may vote against such schemes if these conditions are not met.
—	We may vote against severance payments that are not aligned with the company’s remuneration policy and those exceeding contractual requirements. Severance payments should be subject to the same performance tests and pro-rated for time served. We will vote against accelerated vesting provisions and severance payments lacking disclosure of their terms.
—	We may vote against any option schemes where there is automatic vesting on a change in control of the company.

3	Climate change

Ninety One expect boards to be able to demonstrate ‘climate competency’ in their communications with investors and therefore supports the recommendations of the Taskforce on Climate-Related Financial Disclosures (TCFD). Where climate change is identified as a material issue for the business, we expect companies to have sufficient expertise and experience on the board to ensure effective strategic and operational oversight. Ninety One may vote against the report and accounts of companies faced with material climate risk where little or no progress has been made in terms of providing the market with investment relevant climate disclosures. Furthermore, where Ninety One deem insufficient action is being taken on the issue of climate change, we might cast a vote against the chair of the Board and / or other key directors.

Ninety One typically supports shareholder proposals seeking to improve disclosures and transparency by companies facing material carbon risks. In line with our approach to any shareholder resolution, we will consider any climate-related resolution in the context of the individual business and the existing activities to climate risk. When reviewing a resolution, we also consider the progress made to date and commitments already disclosed by the company. We seek to support resolutions which are appropriate, relevant and practical for the company in question and its regional context.

4	Protecting client capital – capital management and shareholder rights

A board’s authority to raise capital through the issuing of shares, and its ability to decide on how it allocates the income attributable to shareholders (dividend payments or share repurchases), represents an important vote on a set of different resolutions. In many cases these resolutions are presented as renewable authorities.

While providing the board with flexibility, general authorities can result in the significant erosion of shareholder value. Therefore, Ninety One will apply constraining votes on general authorities, preferring that specific and well-motivated authorities are sought from time to time as needs arise. This is core to Ninety One’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this will be reflected in the voting decisions relating to the leadership of the company.

Corporate actions arise from time to time which require shareholder approval. Ninety One will consider such situations on a case-by-case basis, through carefully assessing how the interests of its clients can be best served. Ninety One will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti-takeover measures, poison pills and alterations to company constitutions). The presentation of such resolutions to shareholders is often an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.

On authority to issue shares Ninety One may:

—	Vote against the misapplication of pre-emptive rights for any general authority more than 5% (with an overall limited of 7.5% in any rolling three-year period) of the issued share capital of the company for a large-cap company. The limit shall be 10% for small caps. In the UK, we accept a 10% issuance authority (+/-5%) if it follows the Pre-Emption Rights Group guidance.
—	Vote against the general authority to issue shares with an attached right of pre-emption more than 33% of the issued share capital of the company.
—	Vote against any general authority to issue shares for cash above 5%.
—	Vote against any issue of shares for cash where the discount limit is more than 5%.
—	Vote against all general authorities where management has a record of destroying company value as assessed by Ninety One’s own investment process.
—	Vote against the issue of shares to option schemes which it has actively opposed, or where it has opposed the adoption of the remuneration report.

In a case where the company has been irresponsible with respect to the issuing of shares, Ninety One may not support the re-election of the chairperson and any incumbent directors and will not support any resolutions to issue shares.

Ninety One will not support any general authorities to issue shares where the share price is substantially below its intrinsic value.

Ninety One will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control or establishing a control group in the company.

Ninety One will actively oppose any issue of shares where the underwriter is a holding company which could be perceived to be increasing its holding in the company through taking up unsubscribed shares.

On the repurchase of shares, Ninety One will consider supporting the request when:

—	There is sufficient liquidity in the market.
—	The company has substantial cash resources and the repurchase scheme is a viable and tax efficient method of returning cash to shareholders.
—	The company has a track record of cancelling treasury shares rather than re-issuing them to share option schemes (unless this intention has been declared in advance).
—	There is no conflict of interest with the company’s management incentive policy.
—	The share price at the time of the general authority is substantially below its intrinsic value as assessed by Ninety One’s own investment process.

—	All disclosures required by Ninety One have been made.
—	There is a robust argument as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations.
—	The company has sufficient balance-sheet strength and cash resources not to place it under any form of financial strain.

If Ninety One has either supported or rejected a share repurchase scheme and the resolution has been carried, but management has used this authority in an improper manner, Ninety One may vote against the re-election of the chairperson of the company and incumbent directors.

On dividends and capital distributions, Ninety One will vote against the payment of a dividend if it will clearly place the company under financial stress.

If Ninety One determines that the company is withholding income from shareholders and not using surplus reserves to any productive pursuit, such as reducing debt, it will consider:

—	Making a symbolic vote against the adoption of the financial statements.
—	Voting against the re-election of incumbent directors.

Where a capital distribution is clearly being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Ninety One will vote against the linked resolution.

On changes in shareholder rights via amendments to company constitutions, Ninety One will oppose any:

—	Poison pill proposals in any form.
—	Any resolutions that propose new share classes that have proportionately higher voting rights than existing share classes.
—	Any resolutions that absolve directors from either their fiduciary responsibilities to owners or their re-election through an ordinary resolution.

5	Audit and disclosure

Audits are among the most important protections for shareholders’ capital as well as for the company. Consequently, we attach much importance to both the quality and the independence of the audit process. The financial statements audit offers credibility and comfort to all stakeholders. The board is responsible for presenting a fair, balanced and understandable view of the financial position of the company. Therefore, it relies on both a robust internal and external audit process as well as employing an appropriate level of oversight.

When voting on resolutions relating to the appointment of auditors, we consider the suitability of the auditor on a case by case basis, considering the context of the business, the market and its respective laws. Ninety One recognises the importance of a healthy, competitive audit market, but does not expressively take a view on whether companies should use small or large audit firms. We will also consider total fee for the audit, which should also not make up a significant portion of the audit firm’s total turnover.

Non-audit work is sometimes necessary but should be kept to a minimum and require prior audit committee approval. The detail around the fees related to both audit and non-audit work should be disclosed to shareholders.

Ninety One may vote against the re-election of the auditor if:

—	There are repeated and material misstatements in the annual financial statements.
—	A disproportionate (+40%) amount of the auditor’s total fee over the previous three years is derived from non-audit services. In markets where it is not required or best practice to disclose non-audit fees, we aim to engage with companies to encourage such disclosure.
—	The auditor is engaged with conducting the internal audit.
—	The auditor has been in place for more than 10 years and there has not been a recent tender process and there are no plans to put the audit out to tender. This may also result in withdrawal of support for the Audit Committee Chairperson.

Accurate, timely and full disclosure is essential to Ninety One’s investment and capital allocation process. Appropriate disclosures allow us to evaluate continuously a company’s position, engage with management and better understand it. Disclosure establishes the basis for dialogue and trust, which informs our ongoing engagement efforts. In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.

—	We may vote against the approval of the financial statements resolution when:
—	There is a clear deficiency in information.
—	There has been an attempt to hide or obfuscate materials.
—	There are serious omissions; or there has been an audit qualification.
—	We may vote against specific transactions where there appears to be a material deficiency with respect to the information provided to shareholders.

Shareholder resolutions

The right of shareholders to file resolutions at meetings is important. We have seen a rise in these in recent years and believe that many have resulted in positive developments. Given that the resolutions which appear on agendas vary greatly – both by type and by quality – we are unable to generalise as to how we would vote. As a rule, however, we follow internal guidelines and assess each case individually, asking the following key questions:

—	Does the issue raised in the resolution align with Ninety One’s philosophy and principles around sustainability and ESG?
—	Would the passing of the resolution improve shareholder rights?
—	Would it benefit our clients if the resolution was passed?
—	Does the resolution pertain to an environmental or social issue that is a material area for the business?
—	Does the company already address the issue and, if so, are we comfortable that the current company standards or progress are enough?
—	Is the proposal practical and proportionate to the issue and to the company in question?

Ninety One believes that a company’s long-term response to material environmental, social and governance (ESG) issues can significantly affect long-term shareholder value. We therefore seek and encourage appropriate reporting and disclosure of these issues. As with any shareholder resolution we prefer to support those resolutions where we have engaged unsuccessfully on the same issue with the company, but we do not limit our support to this.

Typically, if the internal guidance above is satisfied, we would support proposals that seek to improve disclosure and reporting related but not limited to:

—	Diversity disclosure.
—	Political contributions and lobbying activities.
—	Environmental reporting including climate change.
—	Implementation of policies on material ESG issues.

Furthermore, there are certain shareholders rights that Ninety One will support in principle. We always review these on a case-by-case basis but unless there are mitigating circumstances, we seek to support the following proposals related to governance matters:

—	Adopt proxy access.
—	Separation of CEO/Chair.
—	Provide right for shareholders to call special meeting.
—	Provide right to act by written consent.
—	Submit shareholder rights plan (poison pill) to shareholder vote.
—	Reduce supermajority vote requirement.
—	Remove antitakeover provisions.
—	Require a majority vote for election of directors, remove plurality voting arrangements.

Ninety One reserve the filing of shareholder proposals to use as a method of last resort as we defer to active engagement with the intention to reform given our proxy access and the relationships we cultivate with the boards of our investee companies.

We have a dedicated Engagement and Voting team which is steered by our Global Sustainability Committee. The Engagement and Voting team works with our portfolio managers on engagement, proxy voting, integration strategies, ESG research and reporting. Our stewardship work is integrated with our global investment process and covers all asset classes.

Please keep this supplement with your summary prospectus, prospectus and statement of additional information for future reference.